                                                                                                                                            Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation Sara Creek Gold Corp.’s use of our report dated November 27, 2013, relating to the consolidated financial statements and financial statements which appear in this Form 10-K Amendment No. 2.

/s/ L.L. Bradford & Company, LLC

L. L. Bradford & Company, LLC